UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2012
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 4 and 5, 2012, members of IDACORP, Inc.'s (the “Company”) management will conduct meetings with financial analysts, investors, and prospective investors in New York City. Furnished as Exhibit 99.1 to this Current Report on Form 8-K are the slides the Company will be using during the meetings. The Company is also making the slides available in advance of the meetings on its website, www.idacorpinc.com.

On December 5, 2012, Darrel Anderson, the Company's executive vice president - administrative services and chief financial officer and Idaho Power Company's president and chief financial officer, or another member of the Company's executive management, is scheduled to participate in an energy-related panel discussion and question and answer session hosted by Wells Fargo Securities, entitled "The New Demand Landscape - Implications on Operations and Growth." The webcast is scheduled to commence at 10:45 a.m. Eastern time. A live audio webcast of the presentation will be available at http://cc.talkpoint.com/well001/120412a_hr/?entity=42_3IUOUCU. Persons interested in listening to the audio webcast are encouraged to visit that site at least 15 minutes prior to the presentation to download and install any necessary audio software.

The information in this report, including the presentation slides furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Any reference to the Company's or third party's Internet address shall not, under any circumstances, be deemed to incorporate the information available at such Internet addresses into this report.
Forward-Looking Statements
Exhibit 99.1 to this Current Report on Form 8-K contain, and statements made by IDACORP's or Idaho Power Company's executive management during the webcast presentation may contain (and other associated oral communications made by IDACORP, Inc. and Idaho Power Company may contain), statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include earnings guidance, the companies' anticipated outcome of regulatory proceedings, and estimates of key operating and financial metrics. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and other reports filed by IDACORP and Idaho Power with the U.S. Securities and Exchange Commission, which are available on IDACORP's website and are on file with the U.S. Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. presentation of December 4-5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  November 30, 2012
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDACORP, Inc. presentation of December 4-5, 2012